PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $64 million new construction of the Old Colony Phase Three A development in Boston, MA. The development will be for two four-story elevator buildings comprised of 135 apartments, including 108 public housing units financed with 4% Low Income Housing Tax Credits (LIHTC) and 27 units financed with 9% LIHTC. The project will include 42 one-bedroom, 65 two-bedroom, 26 three- bedroom and 2 four-bedroom units.

HIT ROLE	The HIT is purchasing $43.6 million of direct placement, Taxable and Tax-Exempt construction loan notes for construction financing and $4.5 million of direct placement, Taxable permanent loan insured under the HUD/HFA Risk Sharing from MassHousing.

SOCIAL IMPACT	Built in 1940, Anne M. Lynch Homes at Old Colony, was originally an 845-unit public housing community in South Boston that served Boston’s low-income residents. The development is part of the Old Colony Master Plan. The HIT previously invested in the Phase 2B of the plan. The project received project- based vouchers, a HAP contract for the 28 RAD units and 80 Section 8 units.

The project is HIT’s 33rd project in the City of Boston.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $48.1 Million	Total Development Cost $64 Million	135 Units of housing, with 100% affordable units	511,510 Hours of Union Construction Work Generated	$20.3 Million Tax revenue generated	$121.3 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of September 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

PROJECT PROFILE | Old Colony Phase Three A- Boston, MA

“When union pension capital is invested in construction projects built with 100% union labor and creating affordable housing, we are investing in our ourselves while addressing a critical community need.”

—	Brian Doherty, Secretary-Treasurer
Building and Construction Trades Council of Metropolitan Boston

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 30 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

12/2019

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